Shareholders’ Equity	3 Months Ended
Dec. 31, 2018
Equity [Abstract]
Shareholders’ Equity
Shareholders’ Equity
Ordinary Shares
Each holder of ordinary shares is entitled to one vote per ordinary share and to receive dividends when and if such dividends are recommended by the board of directors and declared by the shareholders.  As of December 31, 2018, the Company has not declared any dividends.
As of December 31, 2018, the Company’s authorized capital shares consisted of 200 million ordinary shares with a nominal value of $0.000042 per share.
Initial Public Offering and Impact of Corporate Reorganization
On June 18, 2018, Autolus Therapeutics Limited re-registered as a public limited company and its name was changed from Autolus Therapeutics Limited to Autolus Therapeutics plc (see Note 1).
On June 26, 2018, the Company closed its IPO.  In the IPO, the Company sold an aggregate of 10,147,059 ADSs representing the same number of ordinary shares at a public offering price of $17.00 per ADS, which included the full exercise by the underwriters of their option to purchase additional ADSs. Net proceeds were approximately $156.5 million, after deducting underwriting discounts, and commissions and offering expenses paid by the Company of $16.0 million. Upon the closing of the IPO, each separate class of ordinary shares of Autolus Therapeutics plc was converted into a single class of ordinary shares of Autolus Therapeutics plc as described further below.
Prior to the Company’s June 2018 reorganization and IPO, the Company had issued series A preferred shares, ordinary B shares, and ordinary C shares to fund its operations and upon the Company completing its IPO of ADSs, the different classes of shares were converted into a single class of ordinary shares on a 3.185-for-1 basis and created various classes of deferred shares.
The following deferred share classes were created:
Deferred Shares - The 34,425 deferred shares, aggregate nominal value less than $1.00, existed in Autolus Limited and were re-created in Autolus Therapeutics plc as part of the share exchange to place Autolus Therapeutics as the ultimate parent entity. The Company was required to replicate the shares to ensure the existing share has the correct nominal value to ensure stamp duty mirroring relief is available on the subsequent share for share exchange. These deferred shares have no voting rights.

Deferred B Shares - The deferred B shares were the product of the reorganization of the series A preferred shares and ordinary B shares into ordinary shares. The nominal residual value was utilized by management as the required £50,000 of share capital to re-register Autolus Therapeutics Limited as Autolus Therapeutics plc. The resulting 88,893,548 deferred shares, aggregate nominal value of $118,000, is presented as a separate class of equity on the balance sheet and statement of shareholder’s equity. These deferred B shares have no voting rights.

Deferred C Share - The deferred C share, nominal value less than $1.00, was created when the shares in Autolus Therapeutics plc were redenominated from GBP to USD as part of the capital reduction to deal with rounding issues that would otherwise have unbalanced the company’s nominal share capital. This deferred C share has no voting rights.
The table below reflects the number of preferred shares, ordinary shares, and deferred shares issued and outstanding at December 31, 2018 and September 30, 2018 and 2017, and also reflects the conversion of preferred and ordinary shares on 3.185-for-1 basis in the current and previous years and the creation of deferred shares.

	December 31,	September 30,
	2018	2018	2017
Series A preferred shares	—	—	24,490,705
Class B ordinary shares	—	—	3,375,196
Class C ordinary shares	—	—	2,096,841
Ordinary Shares	40,145,617	40,146,182	—
Deferred shares	34,425	34,425	—
Deferred B shares	88,893,548	88,893,548	—
Deferred C shares	1	1	—
Total ordinary and deferred shares	129,073,591	129,074,156	29,962,742